CINGULATE®

Cingulate Therapeutics

Developing next-generation drug candidates where standard-of-care treatments result in suboptimal outcomes

September 12, 2022

Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include all statements, other than statements of historical fact, regarding our current views and assumptions with respect to future events regarding our business, including statements with respect to our plans, assumptions, expectations, beliefs and objectives with respect to product development, clinical studies, clinical and regulatory timelines, market opportunity, competitive position, business strategies, potential growth opportunities and other statements that are predictive in nature.

These statements are generally identified by the use of such words as "may," "could," "should," "would," "believe," "anticipate," "forecast," "estimate," "expect," "intend," "plan," "continue," "outlook," "will," "potential" and similar statements of a future or forward-looking nature. Readers are cautioned that any forward-looking information provided by us or on our behalf is not a guarantee of future performance. Actual results may differ materially from those contained in these forward-looking statements as a result of various factors disclosed in our filings with the Securities and Exchange Commission (SEC), including the "Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 2021. All forward-looking statements speak only as of the date on which they are made, and we undertake no duty to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by law.

Developing Next-Generation Medications in Billion-Dollar Markets

Precision Timed Release™ (PTR™) Platform Unlocks the Possibility for 'True' Once-daily, Multi-dose Tablets


Triple Release
Adderall
Single Dose
Vyvanse
Single Dose
Mucinex
Advil
TYLENOL
500


Immediate Release
Third Release
Second Release
Film Coat
Erosion Barrier Layers

See the PTR™ Platform in Action

*Symphony Data. 12-months rolling through Feb 2022

Vast Pipeline of Next-Generation Medications Beyond ADHD

✓ Leverage PTR platform faster and with less cost in other therapeutics areas

✓ Market Criteria:

- $1Bn+ in peak sales
- Next-generation mediations with significant improvement over existing therapies

Identified PTR™ Platform Pipeline Opportunities

Near-Term Focus

- CTx-2103 (buspirone) – Anxiety
- Insomnia
- Depression
- Bipolar Disorder
- Parkinson's Disease
- Cardiovascular Disorders

Future Therapeutic Areas

- Migraine
- Hypothyroidism
- Oral Oncology Medicines
- Psychosis
- Alzheimer's
- Pain (Non-Opioid)

FIRST and ONLY ADHD Medication Designed to Overcome All Unmet Needs

Precision Timed Release™ (PTR™) Platform Unlocks the Possibility for 'True' Once-daily, Multi-dose Tablets

$18 Billion*

US ADHD Market
Dominated by Stimulants

*Symphony Data. 12-months rolling through Jun 2022

Fast Onset of Action

Eliminate Rebound/Crash

Improved Tolerability


Entire Active-Day Duration

Eliminate Need for 'Booster/Recovery' Meds

Avoid 'Wear-off' Effects

Reduced Abuse and Diversion

CINGULATE™

Targeting Treatment of ADHD - $18Bn US Market Opportunity

Frequently diagnosed, chronic pattern interfering with functioning / development

~17 Million US ADHD Patients

Adult ADHD

- ~11M patients in the US and growing (65% of children with ADHD become Adults with ADHD)
- 4.4% of the US adult population
- ~20% receive treatment

Children & Adolescents

- ~6.4M patients in the US
- 11.0% of the US under 18 population
- ~80% receive treatment

Societal Impact of ADHD
Estimated annual incremental costs of $143 to $266 billion in the United States
Earn ~ 30% less and 10% less likely to be employed
>40% higher rate of car accidents
2x greater divorce rate
2x greater incidence of accidental death
2x higher incarceration rate

References: https://www.cdc.gov/ncbddd/adhd/data.html
Doshi et al. J Am Acad Child Adolesc Psychiatr. 2012;51(10):990-1002.

$18 Billion US ADHD Market Dominated by Stimulants

Stimulants 91% of US Market
$15.3Bn[1]

70 Million Prescriptions per Year[1]

Methylphenidates

- Ritalin® / LA
- Concerta®
- Focalin® / XR
- **CTx-1301 (d-MPH)**

Amphetamines

- Vyvanse®
- Adderall® / XR
- Dexedrine®
- **CTx-1302 (d-AMP)**

Non-Stimulants[1]: 9%

- Atomoxetine
- Guanfacine
- Clonidine

✓ IQVIA Survey of ADHD market found over 60% of providers were currently unsatisfied with available treatment options[3]

✓ De-Risked Development

✓ 100% of Stimulants Have Been Approved

[1] Symphony Data. 12-months rolling through Jun 2022
[2] Outside the Box: Rethinking ADD/ADHD in Children and Adults A Practical Guide; First Edition, p. 185 Thomas E. Brown, PhD
[3] Unmet Needs in the Treatment of Pediatric and Adult ADHD, J. Rakesh MD et al, Psych Congress, Sept 2017, New Orleans, LA

ADHD Market Currently Dominated by 4 Stimulant Products

Major Unmet Medical Needs Persist

ADHD BRANDS	APPROVED	ATTRIBUTES[1]		UNMET NEEDS[1]			
		Onset	Duration (less onset)	Fast Onset of Action ≤ 30 min	Entire Active-Day Efficacy*	Minimize Crash/Rebound	Avoid Booster[2]
Vyvanse®	2007	2 hours	12 hours	✗	✗	Data Not Available	✗
Adderall® XR	2001	1 ½ hours	10 ½ hours	✗	✗	Data Not Available	✗
Concerta®	2000	2 hours	10 hours	✗	✗	Data Not Available	✗
Focalin® XR	2005	30 mins	11½ hours	✓	✗	Data Not Available	✗

$11.6B
76%
Market
Share ($)[2]

* Entire-active day efficacy defined as less than or equal to a 30 min onset of action with 14-16 hours of duration vs. placebo

[1] Information based upon product Package Inserts, and Summary Basis of Approvals for the approved products in chart and Ann C. Childress, Nathalie Beltran, Carl Supnet & Margaret D. Weiss (2021) Reviewing the role of emerging therapies in the ADHD armamentarium, Expert Opinion on Emerging Drugs, 26:1, 1-16.
[2] Symphony Data. 12-months rolling through Jun 2022

ADHD Market Leaders Do Not Provide "Built-In Booster"

Market Leaders Stop Delivery of Medication 4-5 Hours After Administration

ADHD BRANDS	ATTRIBUTES[1]		RELEASE PROFILES[1]		
	Onset	Duration (less onset)	DOSE 1 / STYLE / TIME	DOSE 2 / STYLE / TIME	DOSE 3 / STYLE /TIME
Vyvanse®	2 hours	12 hours	100% PRODRUG SUSTAINED RELEASE OVER 2 – 3 HOURS	0	0
Adderall® XR (and generics)	1 ½ hours	10 ½ hours	50% IMMEDIATE RELEASE	50% IMMEDIATE RELEASE AT HOUR 4	0
Concerta® (and generics)	2 hours	10 hours	22% IMMEDIATE RELEASE	78% SUSTAINED RELEASE OVER 4-5 HOURS	0
Focalin® XR (and generics)	30 mins	11½ hours	50% IMMEDIATE RELEASE	50% IMMEDIATE RELEASE AT HOUR 4	0

[1] Information based upon product Package Inserts, and Summary Basis of Approvals

60%
use short-acting 'booster' dose ***every day!***

CINGULATE®

Source: Outside the Box: Rethinking ADD/ADHD in Children and Adults A Practical Guide; First Edition, p. 185 Thomas E. Brown, PhD

Recent Launches Lack Meaningful Clinical Innovation

Niche Delivery Platforms – Designed to Fail in ADHD

ADHD BRANDS	ATTRIBUTES[1]		UNMET NEEDS			
Product	Onset	Duration	Fast Acting (≤ 30 min)	Entire Active-Day Efficacy*	Avoid Crash/Rebound	Avoid Booster
Quillivant / Chew® XR	60 mins	8 hours	✗	✗	✗	✗
Mydayis®	2 or 4 hrs	16+ hours	✗	✗	✗	Potentially
Adzenys® ER/ODT	60 mins	8-9 hours	✗	✗	✗	✗
Cotempla® XR/ODT	60 mins	10-12 hours	✗	✗	✗	✗
Aptensio® XR	60 mins	9 hours	✗	✗	✗	✗
Evekeo® / ODT	60 mins	10 hours	✗	✗	✗	✗
Dynavel® XR Oral Susp.	60 min	13 hours	✗	✗	✗	✗
Zenzedi®	60 mins	4-5 hours	✗	✗	✗	✗
Jornay® PM (at night)	2-hour window	10-11 hours	✗	✗	✗	✗
Adhansia® XR	60 mins	12-13 hours	✗	✗	✗	✗
Azstarys® (summer 2021)	Failed Endpoint	Failed Endpoint	✗	✗	✗	✗

* Entire-active day efficacy defined as less than or equal to a 30 min onset of action with 14-16 hours of duration vs. placebo

[1] Information based upon product Package Inserts and Summary Basis of Approvals and
Ann C. Childress, Nathalie Beltran, Carl Supnet & Margaret D. Weiss (2021) Reviewing the role of emerging therapies in the ADHD armamentarium, Expert Opinion on Emerging Drugs, 26:1, 1-16.

The Cingulate Solution for ADHD Patients & Providers

MASTERY®

CTx-1301

ACCOMPLISH®

CTx-1302

Nine Significant Points of Differentiation

NO ADHD product available today combines all unmet needs

- ✓ **Provide 'entire active-day' efficacy**
- ✓ **Fast onset of action**
- ✓ **Eliminate need for booster/recovery dose**
- ✓ **Avoid crash and rebound effect**

PTR™ technology affords our product candidates the following potential advantages over currently available ADHD treatments

- ✓ **Reduce abuse / diversion by eliminating booster**
- ✓ **Significantly improved tolerability**
- ✓ **Lower costs to patients, providers, and payers**
- ✓ **Ability to optimize with 8 dosage strengths**
- ✓ **Single-enantiomer API selection**

CTx-1301 (d-MPH) and CTx-1302 (d-AMP)

Ideal Design Provides Exclusive Ability to Overcome Unmet Needs

CINGULATE	TARGET ATTRIBUTES		RELEASE PROFILES		
	Onset	Duration	DOSE 1 / STYLE / TIME	DOSE 2 / STYLE / TIME	DOSE 3 / STYLE /TIME
CTx-1301 (d-MPH)	30 mins	Up to 16 hours	35% IMMEDIATE RELEASE	45% SUSTAINED RELEASE OVER 90 MINUTES AT HOUR 3	20% IMMEDIATE RELEASE AT HOUR 7
CTx-1302 (d-AMP)	30 mins	Up to 16 hours	45% IMMEDIATE RELEASE	35% SUSTAINED RELEASE OVER 90 MINUTES AT HOUR 3	20% IMMEDIATE RELEASE AT HOUR 7

CINGULATE	TARGET ATTRIBUTES		UNMET NEEDS			
	Onset	Duration	Fast Acting (≤ 30 min)	Entire Active-Day Efficacy	Avoid Crash/Rebound	Avoid Booster
CTx-1301 (d-MPH)	30 mins	Up to 16 hours	✓	✓	✓	✓
CTx-1301 (d-AMP)	30 mins	Up to 16 hours	✓	✓	✓	✓

6.25-mg 12.5-mg 18.75-mg 25-mg 31.25-mg 37.5-mg 43.75-mg 50-mg

CTx-1301 Clinical Phase 2 Study Results

Plasma dexmethylphenidate (dMPH) Concentration vs Time


Low Dose
3000
2500
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0
0
5
10
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25
30
Fast Onset
Controlled Descent
p<0.05
Extended Therapeutic Duration
Focalin® XR 5-mg
CTx-1301 6.25-mg

- ✓ Extends duration for '**entire active-day**' without the booster dose!
- ✓ Results demonstrate **fast onset** with the **desired controlled descent**
- ✓ Minimize '**crash/rebound**' effect, common with available alternatives

At the Individual Level, Tri-modal Delivery is Clear

Entire Active-Day Efficacy, Stop the Crash & Rebound, Eliminate the Booster Dose

Subject ID: 01-504



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CTx-1301 6.25-mg
Focalin XR 5-mg



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CTx-1301 50-mg
Focalin XR 40-mg

Subject ID: 01-510



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-500
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CTx-1301 6.25-mg
Focalin XR 5-mg



45000
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CTx-1301 50-mg
Focalin XR 40-mg

CTx-1301 Demonstrated Significantly Lower Adverse Events

28.6% reduction in TEAE's related to CTx-1301 versus Focalin XR (14.3% difference)

	Focalin XR 5 mg (n=41)	CTx-1301 6.25 mg (n=39)	Focalin XR 40 mg (n=43)	CTx-1301 50 mg (n=42)	All CTx-1301 (n=42)	All Focalin XR (n=44)
Patients with at least one						
Treatment Emergent Adverse Events	7 (17.1%)	4 (10.3%)	22 (51.2%)	14 (33.3%)	17 (40.5%)	25 (56.8%)
Mild	7 (17.1%)	4 (10.3%)	20 (46.5%)	14 (33%)	17 (40.5%)	23 (52.3%)
Moderate	0	0	2 (4.7%)	0	0	2 (4.5%)
Severe	0	0	0	0	0	0
TEAE Related to Study Drug	**5 (12.2%)**	**3 (7.7%)**	**20 (46.5%)**	**13 (31.0%)**	**15 (35.7%)**	**22 (50.0%)**
AE Leading to Study or Drug Withdrawal	1 (2.4%)	0	1 (2.3%)	0	0	2 (4.5%)

There were no serious adverse events.

Source: CSR CTx-1301-001 Listing 16.2.7.1

MASTERY® CTx-1301 Clinical and Regulatory Timeline

2022		2023				2024				2025
3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q

CLINICAL

PHASE I
Food Effect Study
n=26

PHASE 3
Pediatric / Adolescent Fixed-Dose, Placebo-Controlled Study
n=312

PHASE 3b
Adult Dose-Optimization Efficacy and Safety Study to Evaluate Onset and Duration
N~100

PHASE 4
Clinical Program

Exploratory Endpoints

REGULATORY

NDA Preparation and Filing

NDA Approval
~Q4 2024– Q1 2025

Target dates; actual timeline may vary

Commercialization to Drive Revenue

Changing dynamics in ADHD commercial landscape

- Ability to dominate share of voice
  - Concerta, Adderall XR, Focalin XR are all off-patent with no promotion
  - Vyvanse loss of exclusivity ~August 2023
- New entrants lack major promotional efforts, field forces, and revenue

Maximize Access for Patients and Providers

- Clinical, Practical, and Societal Story:
  - Efficacy and Tolerability
  - One versus Two Prescriptions
  - Abuse & Diversion
- ***Rebates & Net to Plan Cost***
  - PBM's driven by rebate guarantees to payers; estimated >$2B last year*
  - ADHD is a high brand utilization market with high-cost generics at 55-90% of branded drug cost*

Cingulate's Comprehensive Commercial Model

- **Branded product of choice ~ Patients, Providers, & Payers**
- **Strategic partnership to maximize market access, distribution, promotion across all channels**
  - Psychiatry / Neurology & Pediatrics / Family Practice encompass 84% of ADHD market*
  - Maximize and retain NPV to Cingulate

*Symphony Data. 12-months rolling through Jun 2022

Exclusivity: IP, Agreements, and Trade Secrets

Intellectual property rights expected to provide exclusivity through <u>2035 at a minimum</u>

- OralogiK™ Erosion Barrier Layer
  - Five (5) patents granted (US & Global) expiry dates ranging from 2031 to 2035,
  - One (1) OralogiK™ patent pending (US, Europe)
- Three (3) Cingulate product specific patents under prosecution with USPTO and global entities
  - Pharmacokinetics
  - Trimodal release of API
  - Pharmacodynamics
  - Formulation, Precise Timing, Ratio of API

Exclusivity agreements

- Compression technology exclusivity for branded Cingulate products
- Significant modifications and exclusive process technologies incorporated

Trade Secrets

- Methods, tools, processes, designs, and equipment trade secrets



Cingulate Mission

Develop…

Shape market acceptance, and…

Prepare to commercialize next-generation drug candidates…

Where currently prescribed standard-of-care treatments result in suboptimal outcomes for all stakeholders

Achievement Drives Shareholder and Team Member Value

CINGULATE®

Thank You

